SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K /A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 20, 2002

VITAL LIVING, INC.
(Exact name of registrant as specified in its charter)

Nevada (State of Incorporation)	000-33211 (Commission File Number)	88-0485596 (IRS Employer Identification No.)

5080 North 40th Street, Suite #105 Phoenix, Arizona
(Address of principal executive offices) (Zip Code)

(602) 952-9909

(Registrant’s telephone number, including area code)

(former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits
SIGNATURES

Item 7. Financial Statements and Exhibits

(a)	Financial statements of business acquired.

(4) Financial statements of MAF BioNutritionals LLC ("MAF").(1)

(b)	Pro forma financial information

(2) Pro forma financial information regarding the acquisition of MAF.(1)

(c)	Exhibits.

The Company agrees to furnish supplementally a copy of any omitted schedules to the exhibits listed above to the Securities and Exchange Commission upon request.

(1) Incorporated by Reference to Registration Statement on Form SB-2 file number 333-102106, filed on December 20, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

VITAL LIVING, INC.

By	/s/ Bradley D. Edson Bradley D. Edson, C.E.O.

Date: December 26, 2002